United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2003

Commission File Number 333-81342

CINGULAR WIRELESS LLC

Formed under the laws of the State of Delaware
I.R.S. Employer Identification Number 74-2955068

5565 Glenridge Connector, Atlanta, Georgia 30342
Telephone Number: (404) 236-7895

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	The section “Domestic Wireless/Cingular” from BellSouth Corporation earnings release, reporting financial results of Cingular Wireless LLC for the quarter ended March 31, 2003. (Included as Exhibit 99-a to BellSouth Corporation Form 8-K filed with the United States Securities and Exchange Commission on April 23, 2003.)
99.2	The section “Cingular Wireless” from BLS Investor News — Internal Version (included as Exhibit 99-b to BellSouth Corporation Form 8-K filed with the United States Securities and Exchange Commission on April 23, 2003.)
99.3	Cingular Wireless LLC Selected Financial Statements and Operating Data

ITEM 9. REGULATION FD DISCLOSURE

On April 23, 2003, BellSouth Corporation announced its operating results for the three months ended March 31, 2003, including operating results of Cingular Wireless LLC (“Cingular”) at and for the relevant dates and periods. BellSouth Corporation filed a report on Form 8-K pertaining to that announcement, and we hereby include as Exhibits 99.1 and 99.2 such information.

Attached hereto as Exhibit 99.3 are selected financial statements and operating data at and for the three months ended March 31, 2003 for Cingular Wireless LLC and at and for the comparable date and period in 2002, as well as historical data back to and including 2001.

The foregoing information set forth under “Item 9. Regulation FD Disclosure” is intended to be furnished under said Item 9 and also under “Item 12. Results of Operations and Financial Condition” in accordance with Securities and Exchange Commission Release No. 33-8216. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of Section 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINGULAR WIRELESS LLC By: CINGULAR WIRELESS CORPORATION, as Manager

Date: April 23, 2003	By:	/s/ Richard G. Lindner

Richard G. Lindner Chief Financial Officer (Principal Financial Officer)

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